EXHIBIT 10.10


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of _____________, 200__, is between _________________(the "Assignor") and
_______________ (the "Assignee"), and acknowledged (or deemed acknowledged) by Interfund Investment Fund I, LLC (the "Company") and Collateral Service Associates, LLC, as the Collateral Agent under the Collateral Agency Agreement described below.

         WHEREAS, the Assignor is a party to a Note Purchase Agreement, dated as of ________________, 200__ (as amended or otherwise modified from time to time, the "Note Purchase Agreement"), with Interfund Investment Fund I, LLC (the "Company");

         WHEREAS, in conjunction with the Note Purchase Agreement, the Company issued to the Assignor one or more 8% Secured Promissory Notes, each dated as of ________________, 200__ (each a "Note" and collectively, the "Notes");

         WHEREAS, in order to secure its obligations under the Note(s) and related agreements, the Company entered into a Security Agreement, dated as of December 22, 2003 (as amended or otherwise modified from time to time, the "Security Agreement"), with the Collateral Agent whereby the Company granted a security interest in the Collateral (as defined therein) to the Collateral Agent, for the benefit of the Collateral Agent and the Noteholders (as defined in the Collateral Agency Agreement), including the Assignor, in order to secure such obligations;

         WHEREAS, the Company, the Collateral Agent and the Noteholders entered into a Collateral Agency Agreement, dated as of February 5, 2004 (as amended or otherwise modified from time to time, the "Collateral Agency Agreement"), whereby the Noteholders appointed the Collateral Agent as collateral agent in accordance with the terms thereof;

         WHEREAS, the Assignor desires to assign to Assignee all of its right, title and interest in the Assigned Notes (as defined below) and to delegate to the Assignee the Assigned Interest (as defined below), in each case, as more fully set forth below; and

         WHEREAS, the Assignee desires to become a Noteholder under the Collateral Agency Agreement and to accept such assignment and delegation of the Assigned Interest from the Assignor.

         NOW THEREFORE, in consideration of the foregoing and the agreements herein contained, the Assignor and the Assignee hereby agree as follows:

         1. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Collateral Agency Agreement.





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         2. Without recourse and without  representations or  warranties  of any kind (except as expressly set forth below), the Assignor hereby irrevocably (i) assigns and transfers to the

         Assignee all of the Assignor's right, title and interest in and to the specific Notes described on Schedule A hereto (collectively, the "Assigned Notes"), and (ii) delegates, assigns and transfers to the Assignee a proportionate interest in its rights and duties under the Collateral Agency Agreement and in connection with the Collateral (collectively, the "Assigned Interest"), in each case, together with all proceeds, profits and returns of and from, all rights to prosecute, settle or otherwise pursue, and all distributions on and rights arising out of, the Assigned Notes and the Assigned Interest, subject to the limitations contained in the Collateral Agency Agreement.

         3. The Assignee hereby irrevocably assumes, purchases and accepts such assignment and delegation and agrees to be a Noteholder with respect to the Assigned Notes and the Assigned Interest and to be bound by the terms and conditions of the Collateral Agency Agreement and the Loan Documents.

         4. The Assignor and the Assignee each acknowledge and agree that interest and fees accrued prior to the Effective Date (as defined below) are for the account of the Assignor.

         5. The assignment and delegation contemplated by this Agreement will be effective and the Assignee will become a Noteholder under the Collateral Agency Agreement and the Loan Documents, and shall be deemed to be a signatory to the Collateral Agency Agreement, as of the date of this Agreement ("Effective Date") and upon (i) payment of the Purchase Price (as defined below) to the Assignor,
(ii) execution and delivery of this Agreement by each of the Assignor and the Assignee, and (iii) execution and delivery of a new Note Purchase Agreement by the Assignee in favor of the Company. If the conditions precedent set forth in the preceding sentence are satisfied, the assignment and delegation contemplated by this Agreement shall become effective without the need for acknowledgment by the Company or the Collateral Agent; provided, however, that if the Assignee is not a Qualified Transferee, the assignment and delegation contemplated by this Agreement shall be null and void.

         6. The Assignee will pay to the Assignor, in immediately available funds, not later than 12:00 noon (Eastern time) on the Effective Date, an amount equal to $__________ (the "Purchase Price").

         7. Promptly after the Effective Date, the Assignor will deliver to the Assignee the original Assigned Notes (or "lost note" affidavits). The Assignee may, at its option, request that the Company issue replacement Notes evidencing the indebtedness represented by the Assigned Notes by delivering a written request therefor to the Company together with the original Assigned Notes (or "lost note" affidavits).

         8. The Assignor represents and warrants to the Assignee that the Assignor is the legal and beneficial owner of the interests being assigned and delegated hereby, free and clear of





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any  adverse  claim,  lien,  encumbrance,   security  interest,  restriction  on
transfer, purchase option, call or similar right of a third party. The Assignee represents, warrants, and covenants the following to the Assignor (and to the
Collateral  Agent  and  the  Company  as  third  party   beneficiaries  of  this
Agreement): (i) the Assignee is a Qualified Transferee, and will continue to be a Qualified Transferee; (ii) the Assignee has made its own independent investigation and appraisal of the financial condition and affairs of the Company, has conducted its own evaluation of the Loan Documents, the Company's creditworthiness and the interests being assigned and delegated hereby, has made its decision to become a Noteholder independently and without reliance upon the Assignor or the Collateral Agent, and will continue to do so; and (iii) the Assignee understands that its ability to further assign and delegate the interest being assigned and delegated hereby is restricted by the terms of the Loan Documents.

         9. No course of dealing and no delay or failure of any party hereto in exercising any right, power or privilege hereunder or under any other documents or instruments pursuant to or in connection herewith shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege.

         10. The provisions of this Agreement are deemed to be severable. If any provision of this Agreement shall be held invalid or unenforceable, in whole or in part, such provision shall, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of the remaining provisions hereof.

         11. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement may be delivered by facsimile with the same force and effect as if it were a manually delivered counterpart.

         12. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Assignee may not assign or transfer any of its rights or obligations hereunder or any interest therein unless such assignee or transferee constitutes a Qualified Transferee and such Qualified Transferee executes and delivers to the Collateral Agent an Assignment Agreement; and any such purported assignment or transfer shall be null and void.

         13. The Company and the Collateral Agent shall each be third-party beneficiaries of this Agreement. No other Person shall have any rights hereunder or shall be entitled to rely on any provision hereof.

         14. THIS AGREEMENT AND ALL MATTERS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.



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         15. EACH PARTY  HERETO  WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY
TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST ANY OTHER PARTY HERETO (OR THE COMPANY OR THE COLLATERAL AGENT) WITH RESPECT TO THIS AGREEMENT AND ALL MATTERS RELATING TO OR ARISING OUT OF THIS AGREEMENT.

         16. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF COURTS OF RECORD OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY, FLORIDA AND THE UNITED STATES DISTRICT COURT LOCATED IN SUCH COUNTY, WHICHEVER THE COLLATERAL AGENT MAY ELECT.

         17. Any amendment of this Agreement must be in writing and signed by each of the parties to be bound thereby.

         18. Each party hereto shall execute and deliver to any other party hereto such additional agreements, documents and instruments and take such further actions as may be reasonably requested by such other party to effectuate the provisions and purposes of this Agreement.





                            [SIGNATURE PAGES FOLLOW]







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         IN WITNESS  WHEREOF,  the undersigned  have duly executed and delivered this Agreement as of the date and year first written above.

                                    ASSIGNOR:


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                                              By:_______________________________
                                              Name Printed: ____________________
                                              Title:____________________________

                                    ASSIGNEE:


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                                              By: ______________________________
                                              Name Printed: ____________________
                                              Title:____________________________

Acknowledged:

COMPANY:

Interfund Investment Fund I, LLC

By: ______________________________
Name Printed: ______________________
Title:______________________________

COLLATERAL AGENT:

COLLATERAL SERVICE ASSOCIATES, LLC

By: ______________________________
Name Printed: ______________________
Title:______________________________


             [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]







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EXHIBIT C


                                   SCHEDULE A
                                ASSIGNED INTEREST

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      NOTE NO.:                    PRINCIPAL BALANCE (AS OF THE EFFECTIVE DATE):
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